October 30, 2024

GENERAL MUNICIPAL MONEY MARKET FUNDS, INC.

-Dreyfus National Municipal Money Market Fund

Supplement to Statement of Additional Information

Dreyfus National Municipal Money Market Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Statement of Additional Information are removed.

Effective as of the close of business on October 28, 2024, Fund shares held in BNY Mellon Investment Adviser, Inc. Retirement Accounts were exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

GRP2-SAISTK-1024